EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Reports Q1 2020 Financial Results and Provides Shareholder Update

VANCOUVER, B.C., CANADA (December 24, 2019) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator, is pleased to report its financial results for the first fiscal quarter ended October 31, 2019 and is providing shareholders with the following operational update.

Q1 2020 Financial Summary (results expressed in $USD unless otherwise indicated):

•	Reported Q1 2020 revenue of $1.44 million, representing Nevada operations only;
•	Basic and Diluted loss per share of $0.01;
•	Q1 2020 revenue reported from Nevada operations only, income from Ohio treated as equity pickup. The Company anticipates consolidating revenue from ShowGrow Long Beach when local and state licenses to conduct medical and adult-use commercial cannabis retail operations are issued to NMG Long Beach LLC;
•	Inventory of $1.25 million as of October 31, 2019;
•	At October 31, 2019, BaM had $ 6.89 million in cash and $ 8.29 million in working capital surplus.

Operational Milestones for Q1 2020 and to Date:

California:

•	Completed a transition to the marijuana enforcement tracking reporting compliance (METRC) system through California subsidiary, NMG Long Beach. Transitioned ShowGrow Long Beach to a fully compliant METRC point of sale system by Weave;
•	Received a provisional Medicinal-Retailer License for San Diego location through subsidiary NMG San Diego LLC with Adult-use license application upcoming;
•	Subsidiary NMG Long Beach LLC submitted application for transfer of Long Beach Medicinal-Retailer and Adult-use recreation dispensary license to NMG Long Beach LLC;
•	Advanced fully-funded construction at the ShowGrow San Diego location by NMG San Diego, LLC, a subsidiary of BaM which is 60% owned;
•	Amended the management agreement for production operations at a licensed Cathedral City facility to transition to a brand director agreement;
•	Received final testing and California packaging compliance certificates for Satellites Dip LLC’s Cathedral City facility and BaM’s products;
•	Satellites Dip, LLC began shipping BaM’s award-winning products to dispensaries in the state of California.

Nevada:

•	Completed Nevada office relocation and advanced fully-funded construction to expand production capabilities;
o	The new production facility is approximately 7,500 square feet and is near completion of drywalling. The new facility is anticipated to be operational in Q1 2020, pending license transfer from local and state authorities; and

•	BaM will introduce new mechanization and automation equipment to support expansion of the BaM product lines, SKU’s, and efficiencies.

Ohio:
•	Opened Clubhouse dispensary in Ohio, which is now fully operational and is currently 30% indirectly owned by BaM;
•	Entered into a definitive agreement to acquire the remaining 70% ownership subject to regulatory approval.

Arkansas:
•	Expanded into Arkansas with in-state partner, Comprehensive Care Group LLC, for a dispensary and fifty plant cultivation facility;
•	Advanced construction of the fully-funded medical marijuana dispensary in West Memphis, Arkansas and all pre-construction activities have been completed. Work in progress includes final HVAC, drywall;
•	The facility is anticipated to be approximately 10,000 square feet with roughly 7,000 square feet for cultivation and operations and 3,000 square feet for retail.

“We continue to expand BaM’s geographic footprint developing new, fully-funded facilities comprising retail, production and cultivation,” stated Michael Mills, President and Interim CEO of Body and Mind. “Our deep cannabis and development experience has been decisive in our success advancing production and cultivation capacity in Nevada, co-developing a new dispensary in Arkansas and developing the ShowGrow San Diego dispensary. The Company continues to execute on its growth strategy, including submitting new state license applications, upgrading and expanding existing assets, and evaluating attractive acquisition opportunities. We look forward to updating you on our continued progress throughout fiscal 2020.”

The unaudited consolidated interim financial statements for the quarter ended October 31, 2019 are available on SEDAR and EDGAR and should be read in connection with this news release.

About Body and Mind Inc.

BaM is a well capitalized publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly-owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

President

Tel: 800-361-6312

mmills@bamcannabis.com

Investor Contact:

Valter Pinto, Managing Director

Tel: 212-896-1254

valter@kcsa.com

Media Contact:

Annie Graf, Account Director

Tel: 786-390-2644

agraf@kcsa.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.